SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 18, 2015

Ford Credit Floorplan Master Owner Trust A

(Issuer of the notes)

Ford Motor Credit Company LLC

(Exact name of Sponsor as specified in its charter)

Ford Credit Floorplan Corporation	Ford Credit Floorplan LLC

(Exact names of registrants as specified in their respective charters)

Delaware (State or Other Jurisdiction of Incorporation)	Delaware (State or Other Jurisdiction of Incorporation)

333-187623-02 (Commission File Number)	38-2973806 (I.R.S. Employer Identification No.)	333-187623-01 (Commission File Number)	38-3372243 (I.R.S. Employer Identification No.)

c/o Ford Motor Company c/o Ford Credit SPE Management Office World Headquarters - Suite 802-A3 One America Road Dearborn, Michigan	48126	c/o Ford Motor Company c/o Ford Credit SPE Management Office World Headquarters - Suite 802-A3 One America Road Dearborn, Michigan	48126
(Address of Principal Executive Offices)	(Zip Code)	(Address of Principal Executive Offices)	(Zip Code)

(313) 594-3495 (Registrant’s telephone number including area code)	(313) 594-3495 (Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

The Registrants, each as a Depositor, caused Ford Credit Floorplan Master Owner Trust A (the “Trust”) to issue the $392,157,000 Series 2015-5 Asset Backed Notes (the “Notes”) described in the Prospectus Supplement, dated August 12, 2015, and the Prospectus, dated August 6, 2015, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Floorplan Corporation and Ford Credit Floorplan LLC, as registrants (the “Registrants”).  The Notes were issued on August 18, 2015 and are registered under the Registration Statement filed by the Registrants with the Securities and Exchange Commission under the file numbers 333-187623-01 and 333-187623-02.

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement.  Copies of the legality and tax opinions delivered by Katten Muchin Rosenman LLP, counsel to the Registrants, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01.                                        Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits:

Exhibit No.	Description

5.1	Opinion of Katten Muchin Rosenman LLP with respect to legality.

8.1	Opinion of Katten Muchin Rosenman LLP with respect to federal income tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this Report to be signed on their respective behalfs by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION

	By:	/s/ Susan J. Thomas
		Name:	Susan J. Thomas
		Title:	Secretary

FORD CREDIT FLOORPLAN LLC

	By:	/s/ Susan J. Thomas
		Name:	Susan J. Thomas
		Title:	Secretary
Dated: August 18, 2015

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Katten Muchin Rosenman LLP with respect to legality.

8.1	Opinion of Katten Muchin Rosenman LLP with respect to federal income tax matters.